Exhibit 10.49



            KeySpan Long-Term Performance Incentive Compensation Plan
               Target Performance Award Level for Fiscal Year 2007


                                                       Target Performance Award
            Named Executive Officer                      Level for Fiscal 2007
            -----------------------                      ---------------------


            Robert B. Catell                                    240%

            Gerald Luterman                                     110%

            Robert J. Fani                                      160%

            Wallace P. Parker, Jr.                              125%

            Steven L. Zelkowitz                                 125%